UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                        0-14697            51-0241172
---------------------------         --------            ----------
(State or other jurisdiction       (Commission       (IRS Employer
 of incorporation)                 File Number)      Identification No.)


355 Maple Avenue, Harleysville, Pennsylvania            19438
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   (Address of principal executive offices)            (Zip Code)


                                 (215) 256-5000
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               Registrant's telephone number, including area code


                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 27, 2005, Harleysville Group, Inc. appointed Arthur E. Chandler as Senior Vice President and Chief Financial Officer effective immediately. The information set forth under Item 5.02(c) of this report is incorporated in this
Item 1.01. Under the terms of his employment arrangement with the Company, Mr. Chandler will receive a base salary of $290,000. Pursuant to his employment arrangement, on the first day of his employment, Mr. Chandler received options to purchase 12,205 shares of the Company stock at $20.00, a price equal to the fair market value of the stock on the date of the grant. These options will vest in two equal annual installments beginning one year from the date of the grant. He also received 5,000 shares of restricted stock with the fair market value on the date of the grant of $100,000. The shares are restricted against transfer for three years and at the end of the three year period the restrictions will be removed if his performance has been rated at an acceptable level by the CEO and he is an employee of the Company. He will receive dividends on the shares during the restriction period.

     Mr. Chandler is also eligible to participate in the 2005 Senior Management Incentive Plan pursuant to which his target bonus is 20% of his base salary. Mr. Chandler will also be eligible for a bonus under the Long Term Incentive Plan for the performance period beginning in 2005. His target bonus under the Plan, which will be payable, if at all, in 2008, will be 15% of base salary in cash and 35% of base salary in stock. Mr. Chandler is eligible to participate in the Company's other benefit programs that are available to the Company's Senior Vice Presidents generally.

     Effective April 27, 2005, the Company and Mr. Chandler entered into a Change in Control Agreement with the same terms which are described in Item 1.01 of the Company's Report on Form 8-K originally filed with the Securities and Exchange Commission on January 6, 2005 and the form of which is attached thereto as Exhibit 10.1 and incorporated herein by reference.

     Bruce J. Magee, the Company's former Chief Financial Officer, will continue to be employed by the Company as Vice President - Financial Reporting, and the Company has agreed to pay him over the next five years an aggregate amount of at least 1.75 times his 2004 annual salary plus what he would have received under the Senior Management Incentive Plan and the Long Term Incentive Plan if he had retired as of April 27, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On April 27, 2005, Harleysville Group Inc. issued a press release reporting that the previously announced resignation of Bruce J. Magee, Senior Vice President and Chief Financial Officer was effective April 27, 2005. A copy of the press release is attached as Exhibit 99.1.

     (c) On April 27, 2005, Harleysville Group Inc. issued a press release reporting that Arthur E. Chandler had been appointed Senior Vice President and Chief Financial Officer effective April 27, 2005. Mr. Chandler, who is 48 years old, will serve as the Company's principal financial officer. The information set forth under Item 1.01 of this Report is incorporated in this Item 5.02(c) by this reference.

     Most recently, Mr. Chandler was Senior Vice President of Financial Controls for XL America, a position he held since March 2004. From 1999 through March 2004, Mr. Chandler was employed by Kemper Insurance Companies as Chief Financial Officer of Kemper Casualty Division from 1999 to 2003 and as Senior Vice President of Finance for Kemper Insurance from 2003 until March 2004. Prior to his employment at Kemper, Mr. Chandler held various finance positions with Cigna over a period of nearly 20 years. Mr. Chandler is a certified public accountant who earned a bachelor's degree in Accounting from Marquette University and a masters of business administration from LaSalle University. A copy of the press release is attached as Exhibit 99.1.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

     Exhibit 10.1 Form of Change in Control Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's report on Form 8-K filed on January 6, 2005).

     Exhibit 99.1 Press release "Harleysville Group Announces Election of Arthur
E.  Chandler  as  Senior  Vice  President  and  CFO"  dated  April  27,  2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




May 3, 2005                               /s/Robert A. Kauffman
                                          ----------------------------
                                          Robert A. Kauffman
                                          Senior Vice President, Secretary
                                          & General Counsel




                                  EXHIBIT INDEX
                                 --------------

Exhibit  No.             Description

10.1 Form of Change In Control Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's
                        Report  on  Form  8-K  filed  January  6,  2005).

99.1                    Press  release  dated  April  27,  2005  of Harleysville
                        Group  Inc.  (furnished  pursuant  to Item 5.02 hereof).